Exhibit 99.1

Immersion Corporation Reports First Quarter 2022 Results
Company Continues Focus on Driving Profitability

AVENTURA FL, May 12, 2022 – Immersion Corporation (NASDAQ: IMMR), the leading developer and provider of technologies for haptics, today reported financial results for the first quarter ended March 31, 2022.
First Quarter Financial Summary:
•    Total revenues of $7.3 million, compared to $7.2 million in the first quarter of 2021. Royalty and license revenues were $7.2 million, compared to $7.1 million in the first quarter of 2021.
•    GAAP operating expenses of $3.7 million declined 20% from $4.6 million in the first quarter of 2021. Non-GAAP operating expenses of $2.4 million declined 39% from $4.0 million in the first quarter of 2021. (See attached table for a reconciliation of GAAP to non-GAAP financial measures.)
•    GAAP net income was $5.1 million, or $0.15 per diluted share, compared to GAAP net income of $2.0 million, or $0.07 per diluted share, in the first quarter of 2021.
•    Non-GAAP net income was $6.9 million, or $0.20 per diluted share, compared to non-GAAP net income of $2.8 million, or $0.10 per diluted share in the first quarter of 2021.
•Cash, cash equivalents and short-term investments was $146.5 million as of March 31, 2022.
•Cash increased by $11.5 million sequentially inclusive of repurchase of $4.4 million of stock.

“Our results reflect a remarkable transformation of Immersion into a consistently profitable business with an enviable balance sheet,” said Francis Jose, CEO. “The board and management have optimized the company’s cost structure by simplifying our operating priorities and eliminating unnecessary costs. Our strong cash position provides us with considerable optionality as we pursue our strategic initiatives and work to drive long-term shareholder value.”

“We are excited about the growing opportunities in the AR/VR/metaverse market, particularly with the proliferation of dozens of devices now available in the marketplace where haptics is crucial to an immersive user experience,” added Mr. Jose. “We are laser-focused on ensuring our relevant intellectual property for the AR/VR/metaverse market is recognized, either through the execution of licenses or by proactive enforcement.”

Recent Business Highlights:

•Expanded our license agreement with Mobase Co., Ltd., formerly Seoyon Electronics Co., Ltd., a leading international supplier of automotive systems and products, to provide access to Immersion’s patented haptic technology for use in its in-vehicle touchscreens.

•Further progress in development of industry standards in the Internet Engineering Task Force (IETF). Immersion’s proposal to treat haptics as a top-level media type (at the same level as audio and video) for all internet media and communications, progressed to ‘Proposed Standard’ at IETF 113 in March.

About Immersion

Immersion Corporation (NASDAQ: IMMR) is the leading innovator of touch feedback technology, also known as haptics. The company invents, accelerates, and scales haptic experiences by providing technology solutions for mobile, automotive, gaming, and consumer electronics. Haptic technology creates immersive and realistic experiences that enhance digital interactions by engaging users' sense of touch. Learn more at www.immersion.com.

Use of Non-GAAP Financial Measures

Immersion reports all financial information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Immersion discloses this non-GAAP information, such as Non-GAAP net income and Non-GAAP net income per diluted share because it is useful in understanding the company’s performance as it excludes certain non-cash expenses like stock-based compensation expense and other special charges, such as deferred tax assets valuation allowance, depreciation and restructuring costs, that many investors feel may obscure the company’s true operating performance. Likewise, management uses these non-GAAP financial measures to manage and assess the profitability of its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP. The non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements involve risks and uncertainties. Forward-looking statements are identified by words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “can,” “will,” “places,” “estimates,” and other similar expressions. However, these words are not the only way we identify forward-looking statements. Examples of forward-looking statements include any expectations, projections, or other characterizations of future events, or circumstances, and include our statement that we are laser-focused on ensuring our relevant intellectual property for the AR/VR/metaverse market is recognized.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results could differ materially from those projected in the forward-looking statements, therefore we caution you not to place undue reliance on these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the effects of the COVID-19 global pandemic on the Company and its business, and on the business of its suppliers and customers; unanticipated changes in the markets in which the Company operates; the effects of the current macroeconomic climate (especially in light of the ongoing adverse effects of the COVID-19 global pandemic); delay in or failure to achieve adoption of or commercial demand for the Company’s products or third party products incorporating the Company’s technologies; the inability of Immersion to renew existing licensing arrangements, or enter into new licensing arrangements on favorable terms; the loss of a major customer; the ability of Immersion to protect and enforce its intellectual property rights and other factors. For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion’s Annual Report on Form 10-K for 2021 which is on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made by us in this press release speak only as of the date of this press release, and Immersion does not intend to update these forward-looking statements after the date of this press release, except as required by law.

Immersion, and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners. The use of the word “partner” or “partnership” in this press release does not mean a legal partner or legal partnership.

(IMMR – C)

Immersion Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31, 2022	December 31, 2021
	(Unaudited)	(1)
ASSETS
Cash	$62,958	$51,490
Marketable equity securities	83,532	86,431
Accounts and other receivables	2,079	1,970
Prepaid expenses and other current assets	11,788	13,432
Total current assets	160,357	153,323
Property and equipment, net	405	444
Long-term deposits	4,917	9,658
Marketable debt securities	11,181	7,286
Other assets, net	4,001	4,809
TOTAL ASSETS	$180,861	$175,520
LIABILITIES
Accounts payable	$53	$2
Accrued compensation	567	555
Deferred revenue	4,736	4,826
Other current liabilities	15,955	11,247
Total current liabilities	21,311	16,630
Long-term deferred revenue	15,494	16,699
Other long-term liabilities	706	896
TOTAL LIABILITIES	37,511	34,225
STOCKHOLDERS’ EQUITY	143,350	141,295
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$180,861	$175,520
(1) Derived from Immersion’s annual audited consolidated financial statements.

Immersion Corporation
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenues:
Royalty and license	$7,230	$7,068
Development, services, and other	78	91
Total revenues	7,308	7,159
Costs and expenses:
Cost of revenues	4	29
Sales and marketing	486	1,106
Research and development	509	1,307
General and administrative	2,706	2,224
Total costs and expenses	3,705	4,666
Operating Income	3,603	2,493
Interest and other income (loss), net	2,034	(316)
Income before provision for income taxes	5,637	2,177
Provision for income taxes	(561)	(141)
Net Income	$5,076	$2,036
Basic net income per share	$0.15	$0.07
Shares used in calculating basic net income per share	33,996	28,579
Diluted net income per share	$0.15	$0.07
Shares used in calculating diluted net income per share	34,268	29,180

Immersion Corporation
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP net income	$5,076	$2,036
Add: Provision for income taxes	561	141
Less: Non-GAAP provision for income taxes	(31)	(29)
Add: Stock-based compensation	1,141	531
Add: Restructuring expense	—	101
Add: Depreciation and amortization of property and equipment	35	24
Other nonrecurring charges	$93	$—
Non-GAAP net income	$6,875	$2,804
Non-GAAP net income per diluted share	$0.20	$0.10
Shares used in calculating Non-GAAP net income per diluted share	34,268	29,180

Immersion Corporation
Disaggregated Revenue Information
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Fixed fee license revenue	$1,745	$1,275
Per-Unit royalty revenue	5,485	5,793
Total royalty and license revenue	7,230	7,068
Development, services, and other revenue	78	91
Total revenues	$7,308	$7,159

Immersion Corporation
Revenue by Line of Business
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Mobility	60%	68%
Gaming	23%	19%
Automotive	16%	12%
Other	1%	1%
	100%	100%

Immersion Corporation
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP operating expenses	$3,701	$4,637
Adjustments to GAAP operating expenses:
Stock-based compensation expense - S&M	(90)	(224)
Stock-based compensation expense - R&D	(107)	(318)
Stock-based compensation expense - G&A	(944)	11
Restructuring expense	—	(101)
Depreciation and amortization expense of property and equipment	(35)	(24)
Other nonrecurring charges	(93)	—
Non-GAAP operating expenses	$2,432	$3,981

Investor Contact:
Aaron Akerman
Immersion Corporation
514-987-9800 ext. 5110
aakerman@immersion.com